UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2015

ROI Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36068 (Commission File Number)	46-3100431 (I.R.S. Employer Identification Number)

601 Lexington Avenue, 51st Floor New York, New York (Address of principal executive offices)	10022 (Zip code)

(212) 825-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01    Regulation FD Disclosure.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by ROI Acquisition Corp. II (the “Company”) in making presentations to certain existing and potential stockholders of the Company with respect to the previously announced business combination (the “Business Combination”) among the Company, Ascend Telecom Infrastructure Private Limited, a private limited company organized under the laws of India (“Ascend India”) and Ascend Telecom Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Ascend Holdings”).

 The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Investor Presentation.

Additional Information about the Transaction and Where to Find It

Ascend Holdings has filed a registration statement on Form F-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to holders of the Company’s common stock and public warrants in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Business Combination and the vote by the warrantholders on the proposed amendment to the warrant agreement, as well as the prospectus with respect to the Ascend Holdings ordinary shares to be issued to the Company’s stockholders if the Business Combination is consummated. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders and warrantholders. The Company’s stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement, and amendments thereto, and the definitive proxy statement/prospectus because the proxy statement/prospectus contains important information about Ascend India, Ascend Holdings, the Company, the proposed Business Combination and the proposed warrant agreement amendment. The definitive proxy statement/prospectus will be mailed to stockholders and warrantholders of the Company as of a record date to be established for voting on the Business Combination and the warrant agreement amendment. Stockholders and warrantholders will also be able to obtain copies of the Registration Statement which will include the proxy statement/prospectus, without charge at the SEC's Internet site at http://www.sec.gov or by directing a request to: Daniel A. Strauss, Secretary, ROI Acquisition Corp. II, 601 Lexington Avenue, 51st Floor, New York, New York 10022.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination and the Company’s warrantholders with respect to the proposed warrant agreement amendment. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC. Additional information regarding interests of such participants is contained in the proxy statement/prospectus.

Ascend Holdings and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination and from the warrant holders of the Company in connection with the proposed warrant amendment. A list of the names of such directors and officers and information regarding their interests in the transaction is included in the proxy statement/prospectus included in the Registration Statement.

Forward Looking Statements

This current report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the proposed Business Combination, as well as the expected performance, strategies, prospects and other aspects of the businesses of the Company, Ascend India and Ascend Holdings after completion of the Business Combination, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the outcome of any legal proceedings that may be instituted against the Company, Ascend India, Ascend Holdings or others following announcement of the Merger Agreement and transactions contemplated therein; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the Company, redemptions by stockholders of the Company or other conditions to closing in the Merger Agreement, or the inability to amend the warrant agreement due to the failure to obtain approval of the warrantholders of the Company, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (5) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Ascend India to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Ascend India or Ascend Holdings may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company with the SEC, including those under “Risk Factors” therein, and other filings with the SEC by the Company.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 27, 2015

ROI Acquisition Corp. II

By:	/s/ Joseph A. De Perio
Joseph A. De Perio Vice Chairman of the Board and President

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Investor Presentation.